                                                         [CONFORMED AS EXECUTED]
                                                                   EXHIBIT 10.12

                                SECOND AMENDMENT

            SECOND AMENDMENT (this "Amendment"), dated as of June 15, 2001, among FLOWERS FOODS, INC., a Georgia corporation (the "Borrower"), the Lenders party to the Credit Agreement referred to below (the "Lenders"), SUNTRUST BANK, as syndication agent (the "Syndication Agent"), and BANKERS TRUST COMPANY, as administrative agent (the "Administrative Agent" and, together with the Syndication Agent, the "Agents" and each, an "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - -

            WHEREAS, the Borrower, the Lenders and the Agents are parties to the Credit Agreement, dated as of March 26, 2001 (as amended, modified, restated and/or supplemented through, but not including, the date hereof, the "Credit Agreement");

            WHEREAS, the Borrower has requested, and the Agents and the Lenders have agreed to, the amendments and waivers provided herein on the terms and conditions set forth herein;

            NOW, THEREFORE, it is agreed:

            1. Section 11 of the Credit Agreement is hereby amended by amending the definition of "Test Period" appearing therein by (i) deleting the first reference to "April 1, 2002" appearing therein and inserting a reference to "July 1, 2002" in lieu thereof and (ii) deleting the first reference to "March 31, 2001" appearing therein and inserting a reference to "June 30, 2001" in lieu thereof.

            2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            5. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

            6. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Amendment Effective Date, after giving effect to this Amendment, and (ii) on the Second Amendment Effective Date, after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

            7. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

                                      * * *

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                       FLOWERS FOODS, INC.

                                       By:  /s/ Thomas B. Jones, Jr.
                                          -------------------------------------
                                          Title: Treasurer


                                       BANKERS TRUST COMPANY, Individually and
                                          as Administrative Agent

                                       By: /s/ Scottye D. Lindsey
                                          -------------------------------------
                                          Title: Vice President


                                       SUNTRUST BANK, Individually and as
                                          Syndication Agent

                                       By: /s/ Michael Pugsley
                                          -------------------------------------
                                          Title: Vice President


                                       AG FIRST FARM CREDIT BANK

                                       By: /s/ John W. Burnside, Jr.
                                          -------------------------------------
                                          Title: Vice President


                                       LANDMARK CDO LIMITED
                                          By: Aladdin Asset Management LLC
                                             as Manager

                                       By: /s/ T. Eggoschasik
                                          -------------------------------------
                                          Title: Vice President


                                       ALLIED IRISH BANKS, P.L.C.

                                       By: /s/ Rima Terradista
                                          -------------------------------------
                                          Title: Vice President


                                       ALLSTATE LIFE INSURANCE COMPANY

                                       By:
                                          -------------------------------------
                                          Title:

                                       By:
                                          -------------------------------------
                                          Title:

                                       ARES LEVERAGED INVESTMENT FUND II, L.P.
                                          By:  Ares Management II L.P.
                                               its General Partner

                                       By:  /s/ David Sail
                                          -------------------------------------
                                          Title: Unknown


                                       ARES IV CLO, LTD.
                                          By:   ARES CLO Management IV, L.P.,
                                               as Investment Manager

                                          By:  ARES CLO GP IV, LLC,
                                               its Investment Manager

                                       By: /s/ David Sail
                                          -------------------------------------
                                          Title: Unknown


                                       BAVARIA TRR CORPORATION

                                       By:
                                          -------------------------------------
                                          Title:


                                       GRAYSTON CLO 2001-1 LTD.
                                          By: Bear Streans Asset Management,
                                              Inc. as its Collateral Manager

                                       By:
                                          -------------------------------------
                                          Title:


                                       BANK HAPOALIM B.M.

                                       By:
                                          -------------------------------------
                                          Title:

                                       THE BANK OF NOVA SCOTIA

                                       By: /s/ William E. Zarrett
                                          -------------------------------------
                                          Title: Managing Director

                                       CHEVY CHASE FEDERAL SAVINGS BANK

                                       By: /s/ Carlos L. Heard
                                          -------------------------------------
                                          Title: Assistant Vice President

                                       ELT LTD.

                                       By:
                                          -------------------------------------
                                          Title:


                                       COBANK

                                       By:    /s/ Brian J. Klatt
                                          -------------------------------------
                                          Title: Vice President


                                       CREDIT LYONNAIS

                                       By:
                                          -------------------------------------
                                          Title:

                                       By:
                                          -------------------------------------
                                          Title:


                                       EATON VANCE CDO III
                                          By:  Eaton Vance Management,
                                               as Investment Advisor

                                       By:
                                          -------------------------------------
                                          Title:


                                       EATON VANCE CDO IV
                                          By:  Eaton Vance Management,
                                               as Investment Advisor

                                       By:
                                          -------------------------------------
                                          Title:

                                       EATON VANCE CDO V
                                          By:   Eaton Vance Management,
                                               as Investment Advisor

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       EATON VANCE SENIOR INCOME TRUST
                                          By:  Eaton Vance Management,
                                               as Investment Advisor

                                       By:
                                          -------------------------------------
                                          Title:

                                       EATON VANCE GRAYSON & CO.
                                          By:  Boston Management and Research,
                                               as Investment Advisor

                                       By:
                                          -------------------------------------
                                          Title:


                                       SENIOR DEBT PORTFOLIO
                                          By:  Boston Management and Research
                                               as Investment Advisor

                                       By:
                                          -------------------------------------
                                          Title:


                                       FARM CREDIT BANK OF WICHITA

                                       By: /s/ Patrick Zeka
                                          -------------------------------------
                                          Title: Assistant Vice President


                                       FARM CREDIT SERVICES OF AMERICA

                                       By:    /s/ Bruce P. Rouse
                                          -------------------------------------
                                          Title: Vice President


                                       FLAGSHIP CLO-2001-1

                                       By:    /s/ James T. Anderson
                                          -------------------------------------
                                          Title: Managing Director


                                       FRANKLIN CLO II, LTD.

                                       By:
                                          -------------------------------------
                                          Title:


                                       FRANKLIN FLOAT RATE MASTER SERIES

                                       By:
                                          -------------------------------------
                                          Title:


                                       FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                       By:
                                          -------------------------------------
                                          Title:

                                       APEX (IDM) CDO I, LTD.

                                       By:    /s/ John W. Stelwagon
                                          -------------------------------------
                                          Title: Managing Director


                                       FIRST UNION NATIONAL BANK

                                       By:    /s/ Charles B. Edmondson
                                          -------------------------------------
                                          Title: Vice President


                                       HARCH CLO I LIMITED

                                       By:    /s/ Michael E. Lewitt
                                          -------------------------------------
                                          Title: Authorized Signatory


                                       HARRIS TRUST AND SAVINGS BANK

                                       By:    /s/ William R. Corya
                                          -------------------------------------
                                          Title: Vice President


                                       THE INDUSTRIAL BANK OF JAPAN, LTD.

                                       By:    /s/ James W. Masters
                                          -------------------------------------
                                          Title: Senior Vice President


                                       RIVIERA FUNDING LLC

                                       By:    /s/ Ann E. Morris
                                          -------------------------------------
                                          Title: Assistant Vice President


                                       FLEET NATIONAL BANK
                                         As Trust Administrator For Long Lane
                                         Master Trust IV

                                       By:
                                          -------------------------------------
                                          Title:

                                       THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION

                                       By:
                                          -------------------------------------
                                          Title:

                                       NATEXIS BANQUE POPULARIES

                                       By:
                                          -------------------------------------
                                          Title:


                                       NUVEEN FLOATING RATE FUND  |
                                          By:  Nuveen senior Loan Asset
                                               Management, Inc.

                                       By:    /s/ Lisa M. Mincheski
                                          -------------------------------------
                                          Title: Managing Director


                                       NUVEEN FLOATING RATE FUND
                                          By:   Nuveen senior Loan Asset
                                          Management, Inc.

                                       By:    /s/ Lisa M. Mincheski
                                          -------------------------------------
                                          Title: Managing Director


                                       OAK HILL CLO MANAGEMENT I, LLC
                                          as Investment Manager for Oak Hill
                                          Credit Partners I, Limited

                                       By:       /s/ Scott D. Krase
                                          -------------------------------------
                                          Title: Authorized Signatory


                                       OAK HILL SECURITIES FUND, L.P.
                                          By: Oak Hill Securities GenPar, L.P.
                                              its General Partner

                                          By: Oak Hill Securities MGP, Inc.,
                                              its General Partner


                                       By:    /s/ Scott D. Krase
                                          -------------------------------------
                                          Title: Vice President


                                       OAK HILL SECURITIES FUND II, L.P.
                                          By: Oak Hill Securities GenPar II,
                                              L.P. its General Partner

                                          By: Oak Hill Securities MGP II, Inc.,
                                              its General Partner

                                       By:    /s/ Scott D. Krase
                                          -------------------------------------
                                          Title: Vice President

                                       OPPENHEIMER SENIOR FLOATING RATE FUND

                                       By:
                                          -------------------------------------
                                          Title:


                                       PILGRIM PRIME RATE TRUST
                                          By:  Pilgrim Investments Inc.,
                                               as its Investment Manager

                                       By:
                                          -------------------------------------
                                          Title:


                                       PILGRIM SENIOR INCOME FUND
                                          By:  Pilgrim Investments, Inc.,
                                               as its investment manager

                                       By:
                                          -------------------------------------
                                          Title:


                                       KZH LANGDALE LLC

                                       By:    /s/ Virginia Conway
                                          -------------------------------------
                                          Title: Authorized Agent


                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                          BOERENLEENBANK B.A. RABOBANK
                                          INTERNATIONAL NEW YORK BRANCH

                                       By:    /s/ Juliana Sagona Long
                                          -------------------------------------
                                          Title: Vice President

                                       By:    /s/ James S. Cunningham
                                          -------------------------------------
                                          Title: Managing Director
                                                 Chief Risk Manager


                                       REGIONS BANK

                                       By:    /s/ James Schmalz
                                          -------------------------------------
                                          Title: Vice President

                                       SANKATY HIGH YIELD PARTNER II, LP

                                       By:    /s/ Tim Barns
                                          -------------------------------------
                                          Title: Vice President


                                       SANKATY HIGH YIELD PARTNER III, LP

                                       By:    /s/ Tim Barns
                                          -------------------------------------
                                          Title: Vice President

                                       Sankaty Advisors, Inc. as Collateral
                                           Manager for GREAT POINT CLO 1999-1
                                           LTD, as Term Lender

                                       By:    /s/ Tim Barns
                                          -------------------------------------
                                          Title: Vice President


                                       STANFIELD CLO, LTD.
                                          By: Stanfield Capital Partners LLC
                                             as its Collateral Manager

                                       By:    /s/ Christopher A. Bondy
                                          -------------------------------------
                                          Title: Partner


                                       STANFIELD ARBITRAGE CDO, LTD.
                                          By: Stanfield Capital Partners LLC
                                             as its Collateral Manager

                                       By:    /s/ Christopher A. Bondy
                                          -------------------------------------
                                          Title: Partner


                                       STEIN ROE FLOATING RATE LIMITED
                                       LIABILITY COMPANY

                                       By:
                                          -------------------------------------
                                          Title:


                                       LIBERTY - STEIN ROE ADVISOR FLOATING RATE
                                          ADVANTAGE FUND
                                          By: Stein Roe & Farnham Incorporated
                                                  as Advisor

                                       By:
                                          -------------------------------------
                                          Title:

                                       SRF TRADING, INC.

                                       By:
                                          -------------------------------------
                                          Title:


                                       STEIN ROE - SRF 2000 LLC

                                       By:
                                          -------------------------------------
                                          Title:


                                       STEIN ROE & FARNHAM CLO I LTD.

                                       By:
                                          -------------------------------------
                                          Title:


                                       THE SUMITOMO TRUST & BANKING CO, LTD.

                                       By:
                                          -------------------------------------
                                          Title:


                                       THERMOPYLAE FUNDING CORP.

                                        By:
                                          -------------------------------------
                                          Title:

                                       TORONTO DOMINION (NEW YORK), INC.

                                        By:
                                          -------------------------------------
                                          Title:


                                       TRANSAMERICA BUSINESS CREDIT

                                        By:
                                          -------------------------------------
                                          Title:


                                       COLUMBUS LOAN FUNDING LTD.
                                          By:   Travelers Asset Management
                                              International Company, LLC

                                        By: /s/ Tesresa M. Torrey
                                          -------------------------------------
                                          Title: Second Vice President

                                       TRAVELERS CORPORATE LOAN FUND, INC.
                                          By:  Travelers Asset Management
                                               International Company, LLC

                                       By: /s/ Tesresa M. Torrey
                                          -------------------------------------
                                          Title: Second Vice President


                                       THE TRAVELERS INSURANCE COMPANY

                                       By: /s/ Tesresa M. Torrey
                                          -------------------------------------
                                          Title: Second Vice President


                                       TRYON CLO LTD. 2000-1

                                       By:    /s/ John W. Stelwagon
                                          -------------------------------------
                                          Title: Managing Director

                                       TYLER TRADING, INC.

                                       By: /s/ Johnny E. Graves
                                          -------------------------------------
                                          Title: President